WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 7, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED OCTOBER 4, 2012, OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated October 4, 2012, as supplemented on November 7, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated October 3, 2012, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report and semi-annual report to shareholders, dated December 31, 2011 and June 30, 2012, respectively, are incorporated by reference into this Summary Prospectus.

Effective November 28, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Investment professionals: Stephen A. Walsh, Dennis J. McNamara, Peter H. Stutz and Paul E. Wynn. Messrs. Walsh and Stutz have been part of the portfolio management team for the fund since its inception. Mr. Wynn has been a part of the portfolio management team for the fund since 2009. Mr. McNamara has been a portfolio management team for the fund since November 2012. These investment professionals work together with a broader investment management team.

Effective November 28, 2012, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Investment professionals: The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Dennis J. McNamara, Peter H. Stutz and Paul E. Wynn. Messrs. Walsh, McNamara, Stutz and Wynn have been employed by Western Asset as investment professionals for at least the past five years. Mr. Walsh and Mr. Stutz have been part of the portfolio management team for fund since its inception in 2001. Mr. Wynn has been part of the portfolio management team for fund the fund since 2009. Mr. McNamara has been part of the portfolio management team for fund since November 2012.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

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